UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2013

SONIC CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-18859	73-1371046
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Johnny Bench Drive Oklahoma City, Oklahoma		73104
(Address of Principal Executive Offices)		(Zip Code)

(405) 225-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)     On January 21, 2013, W. Scott McLain notified Sonic Corp. (the “Company”) of his intention to resign as President of the Company effective March 31, 2013. From March 31, 2013 through June 30, 2013, Mr. McLain will continue to serve as an employee of the Company in a non-officer capacity to ensure a smooth transition of his responsibilities. A copy of the Company’s press release dated January 24, 2013 is being furnished as Exhibit 99 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99	Press Release, dated January 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: January 24, 2013	By:	/s/ Stephen C. Vaughan
Stephen C. Vaughan,
Executive Vice President
and Chief Financial Officer